VAN KAMPEN UNIT TRUSTS, SERIES 583

                Enhanced Sector Strategy, Energy Portfolio 2006-2
              Enhanced Sector Strategy, Technology Portfolio 2006-2
             Enhanced Sector Strategy, Total Market Portfolio 2006-2


                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 31, 2006

         Notwithstanding anything to the contrary in the prospectus, Advanced Digital Information Corporation was acquired in a cash or stock transaction and the stock of such company is no longer included in the portfolio of Enhanced Sector Strategy, Technology Portfolio 2006-2 or Enhanced Sector Strategy, Total Market Portfolio 2006-2.

         Notwithstanding anything to the contrary in the prospectus, Western Gas Resources, Inc. was acquired in a cash transaction and the stock of such company is no longer included in the portfolio of Enhanced Sector Strategy, Energy Portfolio 2006-2 or Enhanced Sector Strategy, Total Market Portfolio 2006-2.


Supplement Dated:  August 25, 2006